SCUDDER
                                                                     INVESTMENTS

Global Fixed Income Funds

Scudder Emerging Markets Income Fund

Supplement to currently effective prospectuses

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The following revises "The Fund's Main Investment Strategy -- Credit Quality
Policies" section of the fund's prospectuses:

The fund may invest up to 10% of net assets in bonds of grade D/C, which are usually in default.

The following replaces the last paragraph in "The Fund's Main Investment Strategy" section of the fund's prospectuses:

The fund may use derivatives as a principal investment strategy, including for hedging or non-hedging purposes. For example, the fund may (but is not required to) use derivatives to "hedge" or reduce foreign currency risk the fund would otherwise be exposed to by reason of owning bonds denominated in foreign currencies. The fund also may use derivatives to take active, unhedged positions in foreign currencies where it believes the currency markets may offer better risk-reward opportunities than traditional bonds denominated in such currencies.

The following is added to the "Main Risks of Investing in the Fund" section of the fund's prospectuses:

All derivatives transactions involve risk. Risks associated with derivatives include: the derivative is not well correlated with the security, index or currency for which it is acting as a substitute; the derivative's underlying asset, rate or index may not perform as anticipated; derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the fund may not be able to sell the derivative because of an illiquid secondary market; and derivatives can expose the fund to the effect of leverage, which could increase the fund's exposure to the market and potential losses. There is no guarantee that derivatives activities will be employed or that they will work as intended, and their use could cause lower returns or losses to the fund.





May 12, 2003